                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                    ----------------------------------------
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 27, 1996
                                                         -----------------


                      CAMERA PLATFORMS INTERNATIONAL, INC.
                      ------------------------------------

             (Exact name of registrant as specified in its charter)

       Delaware                         0-14675                 95-4024550
       --------                         -------                 ----------
 (State or other jurisdiction          (Commission             (IRS Employer
of incorporation or organization)       File Number)         Identification No.)

             10909 Vanowen Street, North Hollywood, California 91605
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (818) 623-1700
                                 --------------
              (Registrant's telephone number, including area code)

                28145 Avenue Crocker, Valencia, California 91355
                ------------------------------------------------
          (Former name or former address if changed since last report)













                               Page 1 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.


Item 2.        Disposition of Assets

               On December 27, 1996, the Company completed the sale of its Lightmaker division to LTM Corporation of America ("LTM") for a cash price of $110,000. The Lightmaker division manufactures and sells electronic ballasts for HMI lamps, which are high intensity lights used in film and television production. The assets sold to LTM were the raw materials inventory, the machinery and equipment associated with the manufacture of ballasts, and the intellectual property of the Lightmaker division including the Lightmaker tradename. Under the terms of the letter agreement dated December 19, 1996, a copy of which is attached hereto as Exhibit 10.1, the Company retained the accounts receivable, the accounts payable and the remaining finished goods inventory. LTM assumed all warranty liability for the Lightmaker ballasts.


Item 7.        Financial Statements and Exhibits

               (b)  Pro Forma Financial Information.

               The following pro forma financial information required by this
Item 7(b) is filed with this Current Report on Form 8-K:

                                                                     Page Number

  -    Introductory Statement                                                4

  -    Pro Forma Condensed Consolidated Statement of
       Financial Position at September 30, 1996 (Unaudited)                  5

  -    Pro Forma Condensed Consolidated Statement of Operations
       for the Nine Months Ended September 30, 1996 (Unaudited)              6

  -    Pro Forma Condensed Consolidated Statement of Operations
       for the Year Ended December 31,  1995 (Unaudited)                     7

  -    Notes to Condensed Consolidated Financial Statements
       (Unaudited) of Camera Platforms International, Inc. and
       Shotmaker Dollies & Cranes, Inc.                                      8







                               Page 2 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.


               (c)  Exhibits

               The following exhibits are attached hereto and incorporated herein by reference. An Exhibit Index is included with this Current Report on Form 8-K on page 10.

               Exhibit Number

                           10.1 Letter Agreement dated as of December 19, 1996, by and between the Company and LTM. The schedules to this agreement are omitted from this exhibit. The Company agrees to furnish supplementally any omitted schedule to the Securities and Exchange Commission upon request.

                           20.1 Press Release, dated December 27, 1996, announcing the sale of the Lightmaker division by the Company.




























                               Page 3 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.



                        PRO FORMA CONDENSED CONSOLIDATED
                        FINANCIAL STATEMENTS (UNAUDITED)


                             Introductory Statement


               The following unaudited pro forma condensed consolidated statement of financial position as of September 30, 1996, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1995, and the nine months ended September 30, 1996, give effect to the sale of the Lightmaker division by the Company. The pro forma condensed consolidated statement of financial position assumes the sale was consummated on September 30, 1996. The pro forma condensed consolidated statement of operations for the year ended December 31, 1995, and for the nine months ended September, 1996, both assume the sale was consummated on January 1, 1995 (the beginning of the fiscal year ended December 31, 1995). The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Company. The notes to the pro forma financial information are an integral part thereof.

























                               Page 4 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                               SEPTEMBER 30, 1996

                                   (UNAUDITED)



                                               AS REPORTED      PRO FORMA     PRO FORMA
                                                               ADJUSTMENTS     AMOUNTS

                                     ASSETS

Current Assets
  Cash                                             33,000        110,000        143,000
  Accounts receivable, net                        491,000              0        491,000
  Inventories                                     446,000       (223,000)       223,000
  Prepaid expenses                                 65,000              0         65,000
                                              -----------    -----------
         Total Current Assets                   1,035,000       (113,000)       922,000

Property and equipment, net                     1,630,000         (1,600)     1,628,400
Deposits                                           69,000              0         69,000
Other noncurrent assets                           102,000              0        102,000
                                              -----------    -----------

                                                2,836,000       (114,600)     2,721,400


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                                609,000              0        609,000
  Notes payable                                 1,346,000              0      1,346,000
  Accrued interest payable to related party       235,000              0        235,000
  Other current liabilities                       100,000              0        100,000
                                              -----------    -----------
         Total current liabilities              2,290,000              0      2,290,000

Shareholders' Equity
  Common stock                                      6,000              0          6,000
  Additional paid in capital                   21,270,000              0     21,270,000
  Accumulated deficit                         (20,730,000)      (114,600)   (20,844,600)
                                              -----------    -----------

       Total shareholders' equity                 546,000       (114,600)       431,400
                                              -----------    -----------    -----------

                                                2,836,000       (114,600)     2,721,400













See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.









                               Page 5 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                   (UNAUDITED)

                                      AS REPORTED     PRO FORMA       PRO FORMA
                                                     ADJUSTMENTS       AMOUNTS
Revenues

Sales                                   1,439,000       (608,858)       830,142
Rentals                                 1,186,000              0      1,186,000
                                      -----------    -----------    -----------

                                        2,625,000       (608,858)     2,016,142
                                      -----------    -----------    -----------

Expenses

Cost of sales                           1,275,000       (571,295)       703,705
Cost of rentals                         1,082,000              0      1,082,000
Selling, general and administrative     1,331,000       (135,050)     1,195,950
                                      -----------    -----------    -----------

                                        3,688,000       (706,345)     2,981,655
                                      -----------    -----------    -----------

Operating loss                         (1,063,000)        97,487       (965,513)

Foreign currency exchange loss             17,000              0         17,000
Other income (expense)                    (59,000)             0        (59,000)
                                      -----------    -----------    -----------

Net Loss                               (1,105,000)        97,487     (1,007,513)

Net loss per share of common stock          (0.09)          0.01          (0.08)

Weighted average number
  of shares outstanding                12,418,228     12,418,228     12,418,228













See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

















                               Page 6 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                   (UNAUDITED)

                                      AS REPORTED     PRO FORMA       PRO FORMA
                                                     ADJUSTMENTS       AMOUNTS
Revenues
Sales                                   2,450,000     (1,411,081)     1,038,919
Rentals                                 1,840,000        (12,000)     1,828,000
                                      -----------    -----------    -----------

                                        4,290,000     (1,423,081)     2,866,919
                                      -----------    -----------    -----------

Expenses

Cost of sales                           1,749,000       (993,733)       755,267
Cost of rentals                         1,523,000              0      1,523,000
Selling, general and administrative     1,816,000       (299,434)     1,516,566
                                      -----------    -----------    -----------

                                        5,088,000     (1,293,167)     3,794,833
                                      -----------    -----------    -----------

Operating loss                           (798,000)      (129,914)      (927,914)

Interest expense to related party          (3,000)             0         (3,000)
Interest income (expense), net            (31,000)          (298)       (31,298)
Other expense                             (19,000)        (4,000)       (23,000)
                                      -----------    -----------    -----------

Net loss                                 (851,000)      (134,212)      (985,212)

Net loss per share of common stock          (0.07)         (0.01)         (0.08)

Weighted average number
  of shares outstanding                12,418,228     12,418,228     12,418,228












See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.
















                               Page 7 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.

         NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) of CAMERA PLATFORMS INTERNATIONAL, INC. and SHOTMAKER DOLLIES & CRANES, INC.


1. On December 27, 1996, the Company completed the sale of its Lightmaker division to LTM for a cash price of $110,000. The Lightmaker division manufactures and sells electronic ballasts for HMI lamps, which are high intensity lights used in film and television production. The assets sold to LTM were the raw materials inventory, the machinery and equipment associated with the manufacture of ballasts, and the intellectual property of the Lightmaker division including the Lightmaker tradename. Under the terms of the letter agreement dated December 19, 1996, the Company retained the accounts receivable, the accounts payable and the remaining finished goods inventory. LTM assumed all warranty liability for the Lightmaker ballasts.

2. The pro forma condensed consolidated statement of financial position as of September 30, 1996 reflects the effects of the sale of the Lightmaker division as if it had been consummated on September 30, 1996.

               The following estimated pro forma adjustments have been made to reflect the disposition as though it had occurred on September 30, 1996.

               1. Cash has been increased by $110,000, reflecting the payment made by LTM to the Company.

               2. Inventories has been reduced by the amount of raw materials and work in process at September 30, 1996 ($223,00). The actual book value of raw materials and work in process transferred to LTM at the time of the sale was approximately $163,000.

               3. Property plant and equipment sold to LTM is as follows:

                           Computer hardware                $ 50,309
                           Computer software                $  4,706
                           Furniture and fixtures           $ 74,374
                           HMI heads and accessories        $ 55,223
                           Machinery and equipment          $299,080
                                                            --------
                                                            $483,692

                           Less: accumulated depreciation   $482,092
                                                            --------

                                                            $  1,600
                                                            ========



                               Page 8 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.

                           In addition, and concurrent with the sale, the Company abandoned certain leasehold improvements. These leasehold improvements, with an original cost of $59,212, had been fully amortized by the Company.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CAMERA PLATFORMS INTERNATIONAL, INC.




Date:   January 10, 1997                            LAIRD ROBERTSON
                                            ----------------------------------
                                            Laird Robertson
                                            Chief Executive Officer























                               Page 9 of 16 Pages

                      CAMERA PLATFORMS INTERNATIONAL, INC.



                             EXHIBIT INDEX



Exhibit Number               Description

10.1 Letter Agreement dated as of December 19, 1996, by and between the Company and LTM.

20.1 Press Release, dated December 27, 1996, announcing the sale of the Lightmaker division by the Company.































                               Page 10 of 16 Pages